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As filed with the Securities and Exchange Commission on June 8, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-4255

Dividend Capital Realty Income Allocation Fund
(Exact Name of the Registrant as Specified in Charter)

518 17th Street, Suite 1200, Denver, CO 80202
(Address of Principal Executive Offices—Zip Code)

303-228-2200

Registrant's Telephone Number, including area code:

Derek Mullins
Secretary and Assistant Treasurer
518 17th Street, Suite 1200
Denver, CO 80202

(Names and Addresses of agents for service)

Date of fiscal year end: September 30, 2006

Date of reporting period: March 31, 2006

Item 1. Reports to Shareholders

        The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act").

DIVIDEND CAPITAL
REALTY INCOME ALLOCATION FUND

SEMI-ANNUAL REPORT
 MARCH 31, 2006 (UNAUDITED)

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

Key Information:

Investment Adviser and Administrator

Dividend Capital Investments LLC
518 17th Street, Suite 1200
Denver, CO 80202

Custodian and Fund Accounting Agent

State Street Bank and Trust Co.
801 Pennsylvania
Kansas City, MO 64105

Transfer Agent

The Bank of New York
1 Wall Street
New York, NY 10286

Legal Counsel

Dechert LLP
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, CO 80202

Officers and Trustees:

Jonathan F. Zeschin
Independent Trustee and Chairman of the Board

Thomas H. Mack
Independent Trustee

John Mezger
Independent Trustee

J. Gibson Watson, III
Independent Trustee

Thomas I. Florence
President and Trustee

Francis P. Gaffney
Treasurer

Jeffrey W. Taylor
Vice President

Derek J. Mullins
Secretary and Assistant Treasurer

Phillip Perrone
Chief Compliance Officer

Jami N. VonKaenel
Assistant Secretary

        New York Stock Exchange Symbol: DCA

        This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

TABLE OF CONTENTS

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

Shareholder Letter	2
Investment Commentary	3
Total Returns and Trading History	6
Sector Profiles as a Percent of Total Investments	7
Top Ten Holdings as a Percent of Total Investments	8
Statement of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Dividend Reinvestment Plan	31
Fund Proxy Voting Policies & Procedures	33
Portfolio Holdings	33
Other Information	33
Renewal of Investment Advisory Agreement	34
Key Information and Officers & Trustees	37

        The Investment Commentary included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of the real estate sector, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

SHAREHOLDER LETTER

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

May 10, 2006

Dear Shareholder,

        It is my pleasure to present you with Dividend Capital Realty Income Allocation Fund's semi-annual report for the period ending March 31, 2006. This report provides an investment commentary, details of the fund's holdings, and financial statements for the reporting period.

        The management team of the fund is extremely proud of the accomplishments achieved to date. Our strategy of investing across the capital structure of real estate securities—including common equities, preferred equities and real estate debt securities—has continued to generate high income from the underlying real estate investments. During this period we were able to increase our monthly dividend from $0.10 per share to $0.105 per share. The current monthly dividend equates to an annualized yield of 8.4% (based on the initial offering price of $15) which exceeds our initial expected range of 7.5% to 8.0%. In addition to this high level of current income, we have been able to achieve growth in the net asset value of underlying real estate securities.

        While we are disappointed that the fund has traded below its initial offering price, we are focused on continuing to reward investors with a consistent stream of current income and the potential for longer-term capital appreciation.

On the following pages our portfolio management team provides a detailed commentary of the fund's performance to date and their observations on some of the opportunities presented by macroeconomic factors and developments in the real estate market.

        Thank you for your support of the Dividend Capital Realty Income Allocation Fund. We are committed to meeting our investment objectives and building long-term value for our shareholders.

Sincerely,

Thomas I. Florence
President
Dividend Capital Realty Income Allocation Fund

INVESTMENT COMMENTARY

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

May 10, 2006

To our shareholders:

        We are pleased to submit to you our latest semi-annual report for the six-months ended March 31, 2006. This period represents the third semi-annual reporting period of Dividend Capital Realty Income Allocation Fund's operations and includes the completion of the first full year for the fund.

        Over this period, the fund has performed according to its objectives and in our opinion, offers a unique investment proposition in the universe of publicly traded real estate investment products. Against a backdrop of heightened market volatility and shrinking investment yields in the U.S. REIT market, we believe the fund offers the potential for a compelling high income vehicle with muted volatility. With a wider investment mandate than the typical U.S. REIT fund, the fund draws from U.S. and Canadian REIT common stock, preferred stock, debt securities and structured real estate products, providing the fund the potential to optimize risk-adjusted returns. As market conditions change, we believe this diversified structure maximizes our ability to adjust the portfolio through market cycles with an asset allocation and security selection process that offers more strategic alternatives than your typical REIT fund.

        As we have mentioned in previous updates, our primary goal during the initial investment period was to build a base of steady current income. After an initial overweight to income-oriented common and preferred stock, we focused on diversifying our sources of income by (1) attempting to optimize the common/preferred stock allocation through opportunistic relative value trades, (2) ramping up our fixed income investments through a wide range of structured products and (3) adding an allocation of floating rate securities to help further hedge interest rate exposure. By changing this mix of assets over the last six months, we believe we have added to this base of income, while at the same time lowering the risk profile of the portfolio through heightened diversification. Our goal is to opportunistically adjust this mix as market cycles change and new issuance or secondary trading opportunities emerge.

Performance Review

        During the six-months ended March 31, 2006, the public securities real estate market experienced significant price appreciation. In our opinion, the main catalysts for the performance were merger and acquisition activity and strength in private real estate values. In addition, real estate fundamentals have continued to improve providing additional support to the values of publicly traded real estate companies and debt securities backed by real estate. During this period, the fund's net asset value ("NAV") performance was a positive 6.81% versus 17.16%

for the MSCI U.S. REIT Index (RMS), a measure of REIT common stock performance, 2.34% for the Merrill Lynch REIT Preferred Index (MLRP), a measure of REIT preferred stock performance, and 2.30% for the Lehman Brothers High Yield CMBS Index, a measure of high-yield commercial mortgage-backed security performance.

        We are pleased to report that the fund paid regular monthly dividends of $0.105 per share which represents an increase from the previous $0.10 per share dividend. The current level dividend represents an 8.4% indicated yield based on the fund's $15 offering price and a 2006 closing price of $13.75. In addition, a special dividend of $0.05 per share was paid during the period. We believe these level monthly dividends offer investors an attractive stream of current income.

        The NAV performance of the fund was most influenced by the fund's conservative allocation among asset classes. The asset allocation mix is determined first by a view towards delivering consistent level dividends combined with the opportunity to realize dividend growth over time and second by delivering attractive risk-adjusted total returns. As a result, the fund has been overweight in real estate preferred stocks (45% of total investments as of quarter end), which over time have the potential to offer attractive income and lower overall volatility. The fund's second largest exposure is to real estate common stocks (30% of total investments as of quarter end), which over time has the potential to provide an inflation hedge as well as share price and dividend growth opportunity. In addition to U.S. common stock, we have invested in Canadian real estate companies primarily via a tax-efficient total return swap. Our third asset bucket, debt and other (21% of total investments as of quarter end) offers the potential for high current income and to serve as a volatility dampener. While we believe the asset allocation mix is appropriate for achieving the fund's objectives, the stocks put a cap on the NAV appreciation ultimately realized.

Investment Outlook

        Our outlook for the real estate asset class and the public securities of real estate companies in particular remains positive, yet cautious. The U.S. economy is performing well, generating solid real GDP growth and adding jobs at a steady rate. As a result, our analysis indicates real estate fundamentals across markets and property types are slowly moving from the recovery phase to the growth phase in the physical real estate market. Occupancy and rent growth from tenant demand have been tempered somewhat by rising operating expenses (particularly utilities), but for the most part, net operating income is on the rise. Although valuations in the public markets are high relative to historical metrics, the demand for both commercial real estate and real estate securities remains high as both domestic and foreign institutional capital continues to flow into real estate. Interest rates, a chief concern for REIT investors, have increased 100 basis points over the last six months, yet the REIT market continued to deliver strong performance. With this context in mind, we believe real estate securities will continue to perform well; however, given valuation concerns, sudden jolts (for example, unanticipated spikes in interest rates or geopolitical events) may cause a short-term correction in the REIT equity market. Given the strength of fundamentals and pent up demand from private capital, we believe any short-term correction will be followed by a rebound.

        To achieve our objective of generating solid income derived from real estate securities, we strongly believe this market environment underscores the importance of having a diversified, multi-asset real estate strategy. Short-term market shocks will offer opportunities to adjust the asset allocation between U.S. and Canadian REIT equity, preferred stocks and fixed income. The fund will aim to take advantage of compelling relative value between asset classes and re-priced investment yields. The ability to make these adjustments from more than one asset class should help to create not only superior relative performance, but absolute performance as well. With our focus on the quality, sustainability and (where relevant) growth potential of underlying property cash flows, we remain confident in our continued ability to identify and capitalize on attractive investment opportunities across the real estate asset class. Thank you for your continued support.

Glenn Mueller, Ph.D., Real Estate Investment Strategist	Charles Song, Portfolio Manager

Amitabh C. Godha, Portfolio Manager

TOTAL RETURNS AND TRADING HISTORY

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

Average Annual Total Returns (1)(2)

	6 Months	1 Year	Since Inception(7)

DCA at Market Price ("MP")(2)	2.38%	4.41%	0.22%
DCA at Net Asset Value ("NAV")(2)	6.81%	14.59%	10.78%
MSCI U.S. REIT Index(3)	17.16%	39.50%	34.83%
Merrill Lynch REIT Preferred Index(4)	2.34%	6.29%	4.01%
CMBS Index(5)	2.30%	10.62%	11.61%

Trading History(1)(6)

Average Premium/Discount to NAV

1-Month	-4.92%
3-Month	-6.28%
1-Year	-3.12%
Since Inception	-2.35%

52-Week Price History Range
MP	$12.50—$14.83
NAV	$13.25—$14.92

(1)
Past performance is no guarantee of future results. This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividendcapital.com, or call 866.DCG.REIT (324-7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. All performance figures are net of all advisory and brokerage fees, where applicable.

(2)
Total return assumes reinvestment of dividend and capital gain distributions.

(3)
The MSCI U.S. REIT Index (RMS) is an unmanaged index of REIT securities of reasonable size and liquidity, weighted by market capitalization and considered representative of U.S. equity REIT performance. The index is used in comparison to the fund because the fund invests in common stock of companies primarily engaged in real estate, including REITs. Investors cannot invest directly into any index.

(4)
The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The index is used in comparison to the fund because the fund invests in preferred stock of companies primarily engaged in real estate including REITs. The fund may invest significant assets in non-investment grade and unrated REIT preferred shares which are not included in this benchmark. Investors cannot invest directly into any index.

(5)
The Lehman Brothers CMBS High-Yield Index is an unmanaged index of non-investment-grade and unrated CMBS, weighted by market value and comprised of all new issue U.S. CMBS transactions that have a maturity greater than one year, an original transaction size in excess of $500 million, and aggregate outstanding transaction size of at least $300 million, and is considered representative of the high-yield CMBS market. The index is used in comparison to the fund because the fund invests in commercial mortgage-backed securities. Investors cannot invest directly into any index.

(6)
Market price and NAV price history are since inception, based upon closing market price.

(7)
Fund inception is 02/24/2005.

SECTOR PROFILES AS A PERCENT OF TOTAL INVESTMENTS(1)

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

Portfolio(3)(4)

Common Stock (2)(4)

Preferred Stock (2)(4)

(1)
Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

(2)
Property-type allocation percentages are based on the total investments at market value of the preferred stock and common stock asset classes, respectively.

(3)
Portfolio allocation percentages are based on the Fund's total allocation investments at market value. Portfolio percentages on the Statement of Investments are based on the Fund's net assets.

(4)
Holdings and composition of holdings are subject to change, and may not be representative of future investments.

TOP TEN HOLDINGS(1) AS A PERCENT OF TOTAL INVESTMENTS

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

Holding	Market Value	Percent
Babson CLO 2005-III, Ltd., 10.93%, 11/09/2019	$13,000,000	4.70%
New Century Financial Corp., Series A, 9.125%	8,936,200	3.23%
Eagle Hospitality Properties Trust, Series A, 8.250%	8,419,813	3.04%
Resource Capital Corp.	7,579,000	2.74%
INVESCO Navigator Fund	7,500,000	2.71%
Sorin Real Estate CDO II Ltd., Series 2005 2A, Class H, 9.00%, 12/21/2015	7,500,000	2.71%
American Home Mortgage Investment Corp., Series A, 9.750%	7,022,120	2.54%
Entertainment Properties Trust, Series A, 9.500%	6,605,760	2.39%
FelCor Lodging Trust Inc., Series C, 8.000%	6,495,720	2.35%
CBRE Realty Finance Inc.	6,000,000	2.17%

(1)
Holdings are subject to change, and may not be representative of future investments.

STATEMENT OF INVESTMENTS

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

	Shares/Principal Amount	Market Value
COMMON STOCK 41.24% Apartments 3.87%
AvalonBay Communities Inc.	3,500	$381,850
BRE Properties Inc.	35,200	1,971,200
Essex Property Trust Inc.	19,500	2,120,235
Mid-America Apartment Communities Inc.	19,600	1,073,100
Post Properties Inc.	50,500	2,247,250

		7,793,635

Diversified / Miscellaneous 1.12%
Vornado Realty Trust	23,500	2,256,000
Healthcare 0.26%
Medical Properties Trust Inc.	48,800	527,040
Hotels 2.80%
LaSalle Hotel Properties	68,300	2,800,300
Strategic Hotel Capital Inc.	21,200	493,536
Sunstone Hotel Investors Inc.	80,500	2,332,085

		5,625,921

Industrial 1.49%
First Potomac Realty Trust	33,300	940,725
ProLogis	38,600	2,065,100

		3,005,825

Mortgage — Commercial 8.26%
Anthracite Capital Inc.	242,200	2,659,356
Newcastle Investment Corp.	107,400	2,569,008
RAIT Investment Trust	135,000	3,812,400
Resource Capital Corp.(1)(2)(4)	550,000	7,579,000
Resource Capital Corp. — Warrants*	55,000	0

		16,619,764

Mortgage — Residential 1.23%
American Home Mortgage Investment Corp.	17,000	530,570
New Century Financial Corp.	42,300	1,946,646

		2,477,216

Office — Central Business District 2.07%
Boston Properties Inc.	18,200	1,697,150
SL Green Realty Corp.	24,300	2,466,450

		4,163,600

	Shares/Principal Amount	Market Value
COMMON STOCK (continued)
Office — Suburban 2.16%
Alexandria Real Estate Equities Inc.	19,700	$1,878,001
Kilroy Realty Corp.	20,600	1,591,556
Republic Properties Corp.	74,000	870,980

		4,340,537

Other Real Estate Companies 0.42%
Brookfield Properties Corp.	24,900	850,335
Regional Malls 2.22%
Macerich Company	5,000	369,750
Simon Property Group Inc.	48,600	4,089,204

		4,458,954

Self Storage 1.06%
Public Storage Inc.	26,300	2,136,349
Shopping Centers 1.11%
Federal Realty Investment Trust	16,600	1,248,320
Kimco Realty Corp.	24,400	991,616

		2,239,936

Specialty Finance 13.17%
Arbor Realty Trust Inc.	73,100	1,972,969
CBRE Realty Finance Inc.(1)(2)(4)	400,000	6,000,000
Deerfield Triarc Capital Corp.	261,800	3,531,682
Gramercy Capital Corp.	140,400	3,500,172
JER Investors Trust Inc.	189,600	3,151,152
KKR Financial Corp.	148,400	3,328,612
Taberna Realty Finance Trust(1)(2)(4)	378,300	5,012,475

		26,497,062

TOTAL COMMON STOCK
(Cost $76,891,959)		82,992,174

	Bond Rating Moody's/S&P	Shares/Principal	Market
PREFERRED STOCK 62.40% Apartments 4.09%
Apartment Investment & Management Co.:
Series G, 9.375%(3)	Ba3/B+	76,800	$2,004,865
Series R, 10.000%(3)	Ba3/B+	126,900	3,230,239
Series U, 7.750%(3)	Ba3/B+	42,100	1,065,130
Series V, 8.000%(3)	Ba3/B+	75,700	1,920,887

			8,221,121

Diversified/Miscellaneous 3.43%
Colonial Properties Trust, Series E, 7.620%	NR/NR	27,200	680,000
Crescent Real Estate Equities Co., Series B, 9.500%(3)	B3/B-	156,000	4,075,500
Sizeler Properties Investors Inc., Series B, 9.750%	NR/NR	81,900	2,153,151

			6,908,651

Hotels 21.21%
Ashford Hospitality Trust, Series A, 8.550%	NR/NR	92,800	2,386,705
Boykin Lodging Company, Series A, 10.500%(3)	NR/NR	196,600	5,155,835
Eagle Hospitality Properties Trust Inc., Series A, 8.250%(3)	NR/NR	331,000	8,419,813
FelCor Lodging Trust Inc., Series C, 8.000%(3)	B2/CCC+	259,000	6,495,720
Hersha Hospitality Trust Series A, 8.000%(3)	NR/NR	200,000	5,006,260
LaSalle Hotel Properties, Series A, 10.250%(3)	NR/NR	59,200	1,517,888
Red Lion Hotels Corp., Series A, 9.500%(3)	NR/NR	200,100	5,312,655
Strategic Hotel Capital Inc., Series A, 8.500%(1)	NR/NR	152,000	3,885,500
Sunstone Hotel Investors Inc., Series A, 8.000%(3)	NR/NR	80,600	2,080,487
Winston Hotels Inc., Series B, 8.000%(3)	B3/NR	97,400	2,413,699

			42,674,562

Manufactured Housing 1.63%
Affordable Residential Communities Inc., Series A, 8.250%(3)	NR/NR	150,400	3,275,712

	Bond Rating Moody's/S&P	Shares/Principal Amount	Market Value
PREFERRED STOCK (continued)
Mortgage—Commercial 6.70%
Anthracite Capital Inc., Series C, 9.375%(3)	NR/NR	118,500	$3,132,844
Newcastle Investment Corp.:
Series B, 9.750%(3)	NR/NR	217,500	5,649,562
Series C, 9.750%(3)	NR/NR	140,000	3,468,500
RAIT Investment Trust, Series B, 8.375%	NR/NR	48,300	1,231,650

			13,482,556

Mortgage—Residential 15.67%
Accredited Mortgage Loan REIT Trust, Series A, 9.750%	NR/NR	118,200	2,994,597
American Home Mortgage Investment Corp.:
Series A, 9.750%(3)	NR/NR	266,950	7,022,120
Series B, 9.250%	NR/NR	29,700	766,854
Anworth Mortgage Asset Corp., Series A, 8.625%(3)	NR/NR	86,300	2,094,932
Impac Mortgage Holdings Inc., Series C, 9.125%(3)	NR/NR	236,500	5,059,917
New Century Financial Corp., Series A, 9.125%(3)	NR/B	364,000	8,936,200
Novastar Financial Inc., Series C, 8.900%(3)	NR/NR	192,200	4,669,499

			31,544,119

Net Lease 4.30%
Entertainment Properties Trust, Series A, 9.500%(3)	NR/NR	258,100	6,605,760
Trustreet Properties Inc., Series A, 7.720%	B3/B	93,100	2,057,510

			8,663,270

Office—Suburban 2.24%
Digital Realty Trust Inc., Series A, 8.500%(3)	NR/NR	174,300	4,499,119
Regional Malls 1.36%
The Mills Corp., Series B, 9.000%(3)	NR/NR	117,900	2,741,175
Specialty Finance 1.77%
Capital Lease Funding, Series A, 8.125%(3)	NR/NR	142,000	3,558,875
TOTAL PREFERRED STOCK (Cost $129,624,209)			125,569,160

	Bond Rating Moody's/S&P	Shares/Principal Amount	Market Value
COLLATERALIZED DEBT OBLIGATIONS 7.69%
Sorin Real Estate CDO II Ltd., Series 2005 2A Class H, 9.00%, 12/21/2015(1)(5)(7)(9)	NR/BB	7,500,000	$7,500,000
Taberna Preferred Funding III Ltd., Class E, 9.215%, 09/29/2015(1)(2)(5)(7)(9)	NR/BBB	2,000,000	1,981,400
Taberna Preferred Funding V Ltd.:
Class B-1L, 7.685%, 03/29/2016(1)(5)(7)(9)	NR/BBB	3,000,000	3,000,000
Class B-2L, 9.685%, 03/29/2016(1)(5)(7)(9)	NR/BB	3,000,000	3,000,000
TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost $15,500,000)			15,481,400

COLLATERALIZED LOAN OBLIGATIONS 8.15%
Babson CLO 2005-III, Ltd., 10.93%, 11/09/2019(1)(5)(7)(8)	NR/NR	13,000,000	13,000,000
Fraser Sullivan CLO I Ltd., 10.10%, 03/10/2016(1)(5)(7)(8)	NR/NR	3,400,000	3,400,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,400,000)			16,400,000

COMMERCIAL MORTGAGE-BACKED SECURITIES 9.76%
LaSalle Commercial Mortgage Securities:
Series 2005-MF1, Class G, 5.765%, 12/21/2018(1)(4)(7)	Ba1/BB+	4,842,000	4,701,582
Series 2005-MF1, Class H, 5.765%, 12/21/2019(1)(4)(7)	Ba2/BB	1,936,000	1,815,581
Series 2005-MF1, Class J, 5.765%, 12/21/2019(1)(4)(7)	Ba3/BB-	1,937,000	1,589,115
Series 2005-MF1, Class K, 5.765%, 12/21/2019(1)(4)(7)	B1/B+	968,000	726,484
Series 2005-MF1, Class L, 5.765%, 12/21/2020(1)(4)(7)	B2/B	1,937,000	1,329,750
Series 2005-MF1, Class M, 5.765%, 12/21/2020(1)(4)(7)	B3/B-	969,000	608,726
Series 2005-MF1, Class N, 5.765%, 12/21/2023(1)(4)(7)	NR/NR	5,810,301	2,729,679
Morgan Stanley:
Series 2005-RR6 Class J, 5.000%, 10/13/2017(1)(4)(7)	Ba2/BB	2,821,000	1,949,311
Series 2005-RR6 Class K, 5.000%, 10/13/2018(1)(4)(7)	Ba3/BB-	2,820,000	1,722,738
Series 2005-RR6 Class L, 5.000%, 10/13/2018(1)(4)(7)	B1/B+	1,410,000	719,241
Series 2005-RR6 Class M, 5.000%, 10/13/2018(1)(4)(7)	B2/B	2,116,000	987,749
Series 2005-RR6 Class N, 5.000%, 10/13/2018(1)(4)(7)	B3/B-	1,410,000	600,237

	Bond Rating Moody's/S&P	Shares/Principal Amount	Market Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank, Series 2005 C18, 4.702%, 10/13/2015(1)(5)(7)	B1/B+	248,100	$157,081
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $20,483,590)			19,637,274

U.S. GOVERNMENT OBLIGATIONS 4.56%
U.S. Treasury Notes, 2.375%, 08/15/2006(6)		9,263,000	9,185,209
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $9,207,947)			9,185,209

NON-REGISTERED INVESTMENT COMPANIES 3.73%
INVESCO Navigator Fund(1)(4)		7,500	7,500,000
TOTAL NON-REGISTERED INVESTMENT COMPANIES (Cost $7,500,000)			7,500,000

TOTAL INVESTMENTS 137.53%			$276,765,217
(Cost $275,607,705)
Liabilities in Excess of Net Other Assets (37.53%)			(75,417,232)

NET ASSETS 100.00%			$201,248,140

*
Non-income producing security

(1)
Securities sold within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)
This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.

(3)
All or a portion of the shares held in this security are pledged as collateral for the borrowings under the Revolving Credit and Security Agreement (Note 6).

(4)
This security is considered illiquid by the investment adviser.

(5)
This 144A security has been determined to be liquid by the Adviser.

(6)
The entire principal amount of this security is pledged as collateral for the total return swaps.

(7)
The expected maturity date listed herein differs from the legal maturity date due to the expected schedule of principal payments.

(8)
This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the Adviser's reporting date.

(9)
The coupon rate shown on floating or adjustable rate securities represents the current period rate.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

ASSETS:
Investments at market value (aggregate cost — $276,607,705)	$276,765,217
Cash	563,677
Cash held as collateral for swap agreements	342
Receivable for securities sold	1,489,259
Dividends and interest receivable	2,108,396
Swap interest receivable	355,083
Unrealized appreciation on forward foreign currency contracts	8,202
Unrealized appreciation on swap agreements	7,362,333
Other assets	291,415

TOTAL ASSETS	$288,943,924
LIABILITIES:
Line of credit payable to bank	$85,000,000
Payable for line of credit fees	360,007
Distributions payable	473,377
Payable for securities purchased	1,489,259
Payable for investment advisory fees	206,198
Payable for administrative fees	24,259
Other liabilities and accrued expenses	142,684

TOTAL LIABILITIES	$87,695,784

NET ASSETS	$201,248,140

COMPOSITION OF NET ASSETS:
Common stock, $.001 par value (unlimited number of shares authorized)	$13,724
Paid-in capital	195,913,351
Overdistributed net investment income	(1,434,044)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(1,772,938)
Net unrealized appreciation of investments, swap contracts and translation of assets and liabilities denominated in foreign currencies	8,528,047

NET ASSETS	$201,248,140

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $.001 par value (unlimited number of shares authorized)	13,724,263
Net asset value per share	$14.66

See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

For the six months ended March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

INVESTMENT INCOME:
Dividends	$9,012,145
Interest	1,076,729
Other income	1,218

Total Investment Income	$10,090,092
EXPENSES:
Line of credit fees (Note 6)	2,002,503
Investment advisory fees (Note 5)	1,181,514
Administrative fees (Note 5)	139,002
Trustee fees and expenses (Note 5)	46,358
Custodian fees and expenses	12,402
Other fees and expenses	247,731

Total Expenses	$3,629,510
Less reduction to custodian fees	(10,600)

Net Expenses	$3,618,910

NET INVESTMENT INCOME	$6,471,182

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) from:
Investments	(2,430,237)
Swap contracts	784,567
Foreign currency transactions	248

Net realized loss	(1,645,422)
Net change in unrealized appreciation/depreciation on:
Investments	3,029,872
Swap contracts	4,715,421
Translation of assets and liabilities denominated in foreign currencies	11,180

Net change	7,756,473
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,582,233

See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended March 31, 2006
Dividend Capital Realty Income Allocation Fund

	For the six months ended March 31, 2006*	For the period February 24, 2005 to September 30, 2005
Operations:
Net investment income	$6,471,182	$8,473,007
Net realized gain/(loss) on investments, swap transactions and foreign currency transactions	(1,645,422)	629,003
Change in net unrealized appreciation/depreciation on investments, swap transactions and foreign currency transactions	7,756,473	771,574

Increase in net assets resulting from operations	12,582,233	9,873,584

Distributions to Shareholders:
From net investment income	(9,334,007)	(7,800,745)

Net decrease in net assets from distributions to shareholders	(9,334,007)	(7,800,745)

Capital share transactions:
Proceeds from sale of common shares, net of offering costs	—	172,727,500
Proceeds from the underwriters' over-allotment option of common shares exercised, net of offering costs	—	22,533,088
Net asset value of common shares issued to shareholders from reinvested dividends	524,724	—
Common share offering cost adjustment	41,695	—

Increase in net assets from capital share transactions	566,419	195,260,588

Net Increase in Net Assets	3,814,645	197,333,427
NET ASSETS:
Beginning of period	197,433,495	100,068 (1)
End of period(2)	$201,248,140	$197,433,495

*
Unaudited

(1)
Initial seed capital.

(2)
Includes (over)/undistributed net investment income of ($1,434,044) and $1,428,781, respectively.

See accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the six months ended March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

Cash Flows from Operating Activities:
Net increase in net assets from operations	$12,582,233
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(102,742,963)
Proceeds from disposition of investment securities	104,159,664
Net realized loss from investments, swap contracts and foreign currencies	1,645,422
Net change in unrealized appreciation on investments, swaps and foreign currencies	(7,756,473)
Increase in dividends and interest receivable	(291,867)
Increase in receivable for securities sold	(1,089,876)
Increase in payable for securities purchased	(76,072)
Decrease in prepaid expenses and other assets	20,680
Increase in accrued expenses and other payables	(44,745)

Net cash used by operating activities	6,406,003
Cash Flows from Financing Activities:
Cash distributions paid	(9,306,952)
Net cash provided by financing activities	(9,306,952)

Net decrease in cash	(2,900,949)
Cash
Beginning Balance	$3,464,968
Ending Balance	$564,019

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $524,724.

FINANCIAL HIGHLIGHTS

March 31, 2006
Dividend Capital Realty Income Allocation Fund

	For the Six Months Ended March 31, 2006*		For the Period Ended September 30, 2005(1)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$14.43		$14.33(2)
Income from investment operations:
Net investment income(7)	0.47		0.63
Net gains on securities, realized and unrealized	0.44		0.09
Total From Investment Operations	0.91		0.72

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.68)		(0.57)
Total Distributions	(0.68)		(0.57)

Offering Costs Charged to Paid-in-Capital	(0.00	)(8)	(0.05)

Net Asset Value, End of Period	$14.66		$14.43

Market Price, End of Period	$13.75		$14.12

Total Return, Net Asset Value(3)	6.81%		4.73%

Total Return, Market Value(3)	2.38%		1.68%
Net Assets, End of Period (000's)	$201,348		$197,433
Ratio of Operating Expenses to Average Net Assets(4)(6)	1.68%		1.68%
Ratio of Operating Expenses to Average Net Assets after reduction to custodian expenses(4)(6)	1.67%		1.66%
Ratio of Total Expenses to Average Net Assets(4)	3.76%		2.74%
Ratio of Total Expenses to Average Net Assets after reduction to custodian expenses(4)	3.75%		2.72%
Ratio of Net Investment Income to Average Net Assets(4)	6.70%		7.39%
Portfolio Turnover Rate(5)	37.54%		92.47%

*
Unaudited

(1)
For the period from February 24, 2005 (inception of offering) to September 30, 2005.

(2)
Net of sales load of $0.675 on initial shares issued.

(3)
Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the fund's reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(4)
Ratio annualized for the period of less than one year.

(5)
A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 2006 were $103,144,006 and $104,159,664, respectively.

(6)
Operating expenses do not include interest expense on the line of credit.

(7)
Calculation based on average shares outstanding.

(8)
Includes common share offering cost adjustments of less than $0.005 per share.

NOTES TO FINANCIAL STATEMENTS

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Dividend Capital Realty Income Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The primary investment objective is high current income. The investment objective is capital appreciation.

        Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the "Adviser") as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Shares Issued at Capitalization	7,010
Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

        Pricing Procedures:    All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

        Securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

        U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

        Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

        Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security it primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

        The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

        Fair Valuation:    If the price of a security is unavailable in accordance with the Fund's pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however, it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2006, securities which have been fair valued represented 10.22% of the Fund's net assets.

        The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund's holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates;

(17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country's or geographic region's political and economic environment, nature of any significant events, American Depository Receipt trading, Exchange-Traded Fund trading and Foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund's valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

        Significant Events:    An event is significant if it causes the price for a security, determined at the normal time for pricing that security, to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a "Material Significant Event") if a fair valuation for the security would impact the Fund's net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund's Fair Valuation Procedures.

Risk of Concentration:

        Because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with the investors, the Fund could underperform funds that have greater industry diversification.

Foreign Securities:

        The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. Currently, the Fund intends to invest only in those securities issued by North American issuers.

        The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Distributions to Shareholders:

        The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund's taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Securities Transactions and Investment Income:

        Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Expense Offset Arrangement:

        The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. Earnings credits available to offset future custody expenses through December 31, 2006 are $19,015.

Use of Estimates:

        The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.    FEDERAL INCOME TAXES

        No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gain for financial reporting purposes. Accordingly the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

        At March 31, 2006, the cost of investments and net unrealized appreciation/depreciation for federal income tax purposes were as follows:

As of March 31, 2006
Aggregate cost	$275,885,815
Gross unrealized appreciation	9,228,921
Gross unrealized depreciation	(8,349,519)
Net unrealized appreciation on investments	879,402
Net unrealized appreciation on swap transactions	7,362,333
Net unrealized appreciation	8,241,735

3.    CAPITAL TRANSACTIONS

        There are an unlimited number of $0.001 par value common shares of beneficial interest authorized. Of the 13,724,263 common shares outstanding on March 31, 2006, Dividend Capital Investments LLC (the "Adviser") owned 7,010 shares. The Fund issued 12,100,000 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 1,578,500 common shares were issued on April 12, 2005. These common shares were also issued at $15.00 per share before the underwriting discount of $0.675 per share. Offering costs of $683,925 (representing $0.05 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. The Adviser has agreed to pay those offering costs of the Fund (other than the sales load) that exceed $0.05 per common share.

        Transactions in common shares for the six months ended March 31, 2006, were as follows:

Common shares outstanding—beginning of period	13,685,510
Common shares issued to shareholders from reinvested dividends	38,753
Common shares outstanding—end of period	13,724,263

4.    PORTFOLIO SECURITIES

        Purchases and sales of investment securities, other than short-term securities, for the six months ended March 31, 2006 aggregated $103,144,006 and $104,159,664, respectively.

5.    INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

        Dividend Capital Investments LLC ("Dividend Capital" or the "Adviser") serves as the Fund's investment adviser and administrator. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual investment advisory fee of 0.85% based on the Fund's average daily managed assets, computed daily and payable monthly. Pursuant to an Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual administration fee of 0.10% based on the Fund's average daily managed assets, computed daily and payable monthly.

        Trustees of the Fund who are "interested persons" as defined in the 1940 Act receive no salary or fees from the Fund. Each independent Trustee of the Fund receives from the Fund an annual retainer of $16,000 and a fee of $2,000 and reimbursement for related expenses for each meeting of the Board he attends. Each independent Trustee receives from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer of $10,000.

        Certain officers of the Trust are also officers of the Adviser.

6.    LINE OF CREDIT

        On April 28, 2005, a Revolving Credit and Security Agreement among the Fund, Jupiter Securitization Corp. ("Jupiter") and JP Morgan Chase Bank N.A. ("JP Morgan") was executed which allows the Fund to borrow against a secured line of credit from Jupiter and JP Morgan an aggregate amount up to $85,000,000. The borrowings under the line of credit are secured by pledging the Fund's portfolio securities. Borrowings under this agreement bear interest at a variable rate determined by the bank's conduit program, which has historically been slightly below 1-month LIBOR. Fees of 0.175% per annum are paid on 102% of the total line of credit, regardless of usage. Fees of 0.20% per annum are paid on the average outstanding amount of borrowings. The average balance during the six months ended March 31, 2006 was $85,000,000 or $6.20 per share based on average shares outstanding of 13,717,662. The average cost of funding during the six months ended March 31, 2006 was 4.67%. As of March 31, 2006, the Fund had an outstanding loan amount of $85,000,000.

7.    INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS

        The Fund uses interest rate swaps in connection with the line of credit. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the line of credit. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the line of credit. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

        The Fund uses total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest plus fees in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

        Swaps are marked to market daily. For both interest rate swaps and total return swaps, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest, net of the market linked return to be paid or received on the swaps, is reported as unrealized gains or losses on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. The Fund segregates or earmarks sufficient assets as collateral to satisfy the Fund's current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.

        As of March 31, 2006, the Fund had entered into the following interest rate swap agreements:

7.    INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS (continued)

Open Interest Rate Swap Contracts as of March 31, 2006

Counterparty	Termination Date	Underlying Notional	Fixed Rate Paid by the Fund at 3/31/2006	Floating Rate Received by the Fund at 3/31/2006*	Net Interest Payable	Unrealized Appreciation
JP Morgan Chase	06/14/2010	27,000,000	4.09%	4.74%	$8,775	$971,633
JP Morgan Chase	06/14/2012	27,000,000	3.89%	4.74%	11,475	653,199

Total						$1,624,832

*
Based on one-month LIBOR (London Interbank Offered Rate).

        As of March 31, 2006, the Fund had entered into the following total return swap agreements:

Open Total Return Swap Contracts ("TRS") (1) as of March 31, 2006

        Counterparty: Royal Bank of Canada

Contract Type	Expiration Date	Notional Shares	Underlying Notional ($CAD)	Unrealized Appreciation (Depreciation) ($USD)
Alexis Nihon Real Estate Investment Trust TRS	03/27/2007 04/17/2007	145,300 51,700	$1,940,859 696,254	$7,772 (2,092)
Allied Properties Real Estate Investment Trust TRS	01/25/2007 01/25/2007 03/27/2007 04/17/2007	43,700 146,800 99,200 13,000	702,888 2,425,004 1,698,096 220,514	101,724 287,019 143,035 20,475
Boardwalk Real Estate Investment Trust TRS	01/18/2007	200,000	3,958,000	510,886
Calloway Real Estate Investment Trust TRS	03/27/2007 05/07/2007	150,000 40,000	3,580,800 848,256	337,905 181,505
Canadian Hotel Income Properties Real Estate	02/19/2007	270,700	3,153,899	185,425
Investment Trust TRS	03/30/2007 04/05/2007	134,400 15,900	1,568,085 185,033	90,172 11,077
Chartwell Senior Housing Real Estate Investment Trust TRS	01/18/2007	175,000	2,660,000	(81,005)
Firm Capital Mortgage Investment Funds TRS	01/25/2007 01/25/2007 01/25/2007	25,200 86,050 48,750	287,235 991,348 556,418	(16,378 (64,954 (32,331	) ) )
H&R Real Estate Trust TRS	01/11/2007 04/13/2007	250,000 25,000	4,975,000 442,748	450,026 91,936
Northern Property Real Estate Investment Trust TRS Primaris Retail Real Estate Investment Trust TRS	01/25/2007 05/07/2007 02/08/2007 05/28/2007	168,000 20,000 328,000 2,000	3,034,987 349,438 4,876,704 26,973	481,650 67,514 962,126 8,235
RioCan Real Estate Investment Trust TRS	01/18/2007	500,000	10,425,000	947,197
Summit Real Estate Investment Trust TRS	01/25/2007 01/25/2007	141,500 139,500	3,045,929 3,135,179	585,116 463,438
Total				$5,737,473

(1)
For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on three-month Canadian LIBOR plus 0.75%.

8.    FOREIGN CURRENCY CONTRACTS

        A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or a payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

        As of March 31, 2006, the Fund had outstanding foreign currency contracts as follows:

Contracts to Sell—Canadian Dollar (CAD)

Expiration Date	Amount	Unrealized Appreciation/Depreciation
04/13/2006	35,500	$250
04/20/2006	113,300	795
04/26/2006	124,000	872
05/02/2006	8,600	26
05/09/2006	49,100	340
05/13/2006	3,700	8
05/17/2006	8,900	20
05/19/2006	32,500	226
06/27/2006	42,700	(156)
06/30/2006	28,600	(104)
07/13/2006	34,700	244
07/17/2006	8,200	21
07/19/2006	112,100	761
07/26/2006	120,100	813
08/02/2006	7,500	19
08/10/2006	46,300	310
08/21/2006	30,100	203
09/27/2006	41,200	(156)
09/29/2006	28,400	(108)
10/13/2006	33,300	225
10/17/2006	7,700	15
10/19/2006	105,700	698
10/26/2006	116,200	766
11/02/2006	7,100	13
11/09/2006	46,500	306
11/20/2006	30,500	200
12/27/2006	41,100	(158)

Contracts to Sell—Canadian Dollar (CAD)

Expiration Date	Amount	Unrealized Appreciation/Depreciation
12/29/2006	28,000	(107)
01/11/2007	34,100	222
01/17/2007	7,400	9
01/18/2007	106,500	679
01/25/2007	116,900	744
02/02/2007	6,700	8
02/08/2007	46,500	292
02/20/2007	30,500	185
03/27/2007	41,700	(167)
03/30/2007	26,000	(112)

Total Unrealized Depreciation		($8,202)

9.    ILLIQUID/RESTRICTED SECURITIES

        As of March 31, 2006, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. The Fund intends to invest no more than 10% of its total managed assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Fund's advisor, under supervision of the Board of Trustees, determines that a liquid trading market exists.

Illiquid Restricted Securities as of March 31, 2006

Description	Shares	Acquisition Date	Cost	Market Value
CBRE Realty Finance Inc.	400,000	06/02/2005	$6,000,000	$6,000,000
Invesco Navigator Fund	7,500	11/17/2005	7,500,000	7,500,000
Resource Capital Corp.	550,000	03/02/2005	8,250,000	7,579,000
Taberna Realty Finance Trust	378,300	04/21/2005	4,039,600	5,012,475
LaSalle Commercial Mortgage Securities:
Series 2005-MF1, Class G, 5.765%, 12/21/2018	4,842,000	12/07/2005	4,722,137	4,701,582
Series 2005-MF1, Class H, 5.765%, 12/21/2019	1,936,000	12/07/2005	1,821,710	1,815,581
Series 2005-MF1, Class J, 5.765%, 12/21/2019	1,937,000	12/07/2005	1,592,860	1,589,115
Series 2005-MF1, Class K, 5.765%, 12/21/2019	968,000	12/07/2005	727,510	726,484
Series 2005-MF1, Class L, 5.765%, 12/21/2020	1,937,000	12/07/2005	1,329,846	1,329,750
Series 2005-MF1, Class M, 5.765%, 12/21/2020	969,000	12/07/2005	607,703	608,726

Series 2005-MF1, Class N, 5.765%,	12/21/2023	5,810,301	12/07/2005	2,696,431	2,729,679
Morgan Stanley:
Series 2005-RR6, Class J, 5.000%,	10/13/2017	2,821,000	10/03/2005	2,195,683	1,949,311
Series 2005-RR6, Class K, 5.000%,	10/13/2018	2,820,000	10/03/2005	1,955,461	1,722,738
Series 2005-RR6, Class L, 5.000%,	10/13/2018	1,410,000	10/03/2005	700,931	719,241
Series 2005-RR6, Class M, 5.000%,	10/13/2018	2,116,000	10/03/2005	1,142,333	987,749
Series 2005-RR6, Class N, 5.000%,	10/13/2018	1,410,000	10/03/2005	824,795	600,237
Total					$45,571,668
Total Managed Assets					$286,248,140
Illiquid Restricted Securities as a % of Total Managed Assets					15.92%

10.    SUBSEQUENT EVENTS

Subsequent Regular Distribution

        Subsequent to March 31, 2006, the Fund paid a regular monthly distribution of $0.105 per common share on April 28, 2006 to common shareholders of record on April 18, 2006.

Results of Annual Shareholder Meeting

        The Annual Meeting of Shareholders of the Fund (the "Annual Meeting") was held on April 27, 2006 and reconvened on May 12, 2006 pursuant to notice given to all shareholders of record at the close of business on March 3, 2006. At the Annual Meeting, shareholders approved the following proposals:

Proposal 1.

  To elect Thomas H. Mack as the Class I Trustee for a three-year term expiring in 2009 and to elect J. Gibson Watson III as the Fund's Class II Trustee to serve until the Annual Meeting in 2007. The number of shares voting for the election of Mr. Mack was 8,175,612 and the number of shares withholding authority was 119,575. The number of shares voting for the election of Mr. Watson was 8,175,713 and the number of shares withholding authority was 119,474.

Proposal 2.

  To approve a new investment advisory agreement between the Fund and Dividend Capital Investments LLC. The number of shares voting for Proposal 2 was 6,768,381, the number of shares voting against was 222,822, the number of shares abstaining was 143,348 and the number of broker non-votes was 1,737,173.

DIVIDEND REINVESTMENT PLAN

        March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

        The Fund offers a dividend reinvestment plan (the "Plan") pursuant to which shareholders, unless they otherwise elect, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the "Plan Agent"). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the Plan Agent.

How the Plan Works

        After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of newly issued shares of the Fund or (ii) by open-market purchases as follows:

  •
  If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

  •
  If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

Costs of the Plan

        The Plan Agent's fees for the handling distributions and other distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.

Tax Implications

        The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

        Participants may terminate his or her account under the Plan by notifying the Agent in writing at P.O. Box 11258, New York, NY 10286-1258, or by calling the Agent at 1-800-432-8224, or using The Bank of New York's website: http://stockbny.com. Such termination will be effective with respect to a particular distribution if the Participant's notice is received by the Agent prior to such distribution record date. The Plan may be amended or terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the termination.

FUND PROXY VOTING POLICIES & PROCEDURES

        March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

        The Fund has delegated to the Adviser the voting of proxies relating to its securities. The Adviser will vote such proxies in accordance with the Adviser's policies and procedures. The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without charge, upon request, by contacting the Fund at 1-866-324-7348, visiting the Fund's website at http://www.dividendcapital.com and visiting the Securities Exchange Commission's (the "Commission") website at http://www.sec.gov.

        Information on how proxies relating to the Fund's portfolio securities were voted by the Adviser during the most recent 12-month period ended June 30th is available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

        The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Forms N-Q are available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission's website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

OTHER INFORMATION

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

        Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on Form 1099-DIV, which are mailed to shareholders by January 31st of each year. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, the Fund may have to sell portfolio securities at a less than opportune time.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

March 31, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

        Dividend Capital Investments LLC (the "Adviser") serves as the Fund's investment adviser and administrator. Pursuant to a new investment advisory agreement with the Fund (the "New Advisory Agreement"), as compensation for its services to the Fund, the Adviser receives an annual investment advisory fee of 0.85% based on the Fund's average daily managed assets, computed daily and payable monthly. Pursuant to an administration agreement with the Fund, dated as of February 9, 2005 (the "Administration Agreement"), as compensation for its services to the Fund, the Adviser receives an annual administration fee of 0.10% based on the Fund's average daily managed assets, computed daily and payable monthly.

        The New Advisory Agreement was approved by shareholders at the Fund's Annual Meeting of Shareholders (the "Annual Meeting") held on April 27, 2006 and reconvened on May 12, 2006. The Adviser underwent a change in ownership structure (the "Transaction"), which for purposes of the 1940 Act may have resulted in the "assignment" of the prior investment advisory agreement then in effect between the Fund and the Adviser. Accordingly, the New Advisory Agreement was submitted to shareholders for approval at the Annual Meeting. The New Advisory Agreement is identical to the prior investment advisory agreement, except for technical amendments arising from changes in the date of its execution, effectiveness and term.

        On February 21, 2006, the Board of Trustees held an in-person meeting, at which it reviewed the Transaction and considered the New Advisory Agreement. At the meeting, the Board reviewed the materials provided by the Adviser and counsel to the Fund and the Independent Trustees, which included, among other things, fee and expense comparisons of funds with investment objectives and policies similar to those of the Fund, and memoranda outlining the legal duties of the Board.

        In approving the New Advisory Agreement and determining to submit the New Advisory Agreement to shareholders for approval, the Trustees considered several factors discussed below. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

(i)
The nature, extent and quality of services to be provided by the Adviser. The Trustees reviewed the services that the Adviser would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Trustees received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund. In this regard, the Trustees considered the Adviser's in-house research capabilities as well as other resources available to the Adviser's personnel. The Trustees also discussed with officers and portfolio managers of the Fund the investment strategy of the Fund and the type of transactions that would be made on behalf of the Fund. Additionally, the Trustees considered the level of experience in the real estate industry and the background of the Adviser's investment committee. The Trustees considered the representations made by the Adviser regarding the impact of the Transaction on the Adviser's professional and financial resources. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

(ii)
Investment performance of the Fund and the Adviser. The Trustees considered the performance of the Fund since commencement of operations and reviewed performance comparisons with other closed-end real estate funds in its peer group. The Trustees reviewed yield, NAV total return, market price total return and other peer group comparisons. The Fund produced favorable income yield for investors, consistent with the Fund's primary investment objective, yet lagged the peer group in NAV total return and market price total return. However, given the Fund's limited performance record, the Board placed limited significance on this factor.

(iii)
Consideration of advisory fee; cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Trustees considered the level of advisory fees paid by the Fund and profitability of the Adviser. Under the New Advisory Agreement, the Fund would pay the Adviser a monthly investment advisory fee, which is accrued daily at the annual rate of 0.85% of the Fund's average daily managed assets. As part of their analysis, the Trustees considered fee and expense estimates compiled by the Adviser, and noted that this fee rate is the same as is in place under the prior investment advisory agreement then in effect. In reviewing the proposed investment advisory fee, the Trustees considered fees paid by other closed-end real estate oriented funds of comparable investment objective, noting that the advisory fee proposed to be received by the Adviser was within the range of advisory fees charged to the peer group presented to the Board. The Board also considered the financial results and profitability of the Adviser under the prior investment advisory agreement then in effect, including a discussion of the methodology used by the Adviser for calculating profitability. The Board concluded that the fee to be charged under the New Advisory Agreement is fair and reasonable in light of the services provided by the Adviser and that the Adviser's profitability is not excessive.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Trustees considered that the advisory fee and overall expense ratio were consistent with those of comparable funds, but noted that as a closed-end fund, it was not likely the Fund would grow significantly in a manner that would result in the Fund realizing economies of scale. Further, the Board noted that the Fund is still operating in a start-up phase and that the Adviser has made reasonable efforts to limit the Fund's expenses during this period.

(v)
Fall-out benefits. The Trustees also considered certain "fall-out" benefits received by the Adviser, including research provided to the Adviser in connection with portfolio transactions effected on behalf of the Fund (i.e., soft dollar arrangements), the ability of the Adviser to aggregate securities transactions with those of its other advisory clients and reputational benefits to the Adviser. The Board also considered that the Adviser is compensated under the Administration Agreement for administrative services provided to the Fund. The Board concluded that similar benefits to be received by the Adviser under the New Advisory Agreement, as well as the benefits to the Adviser of serving as the Fund's administrator, were fair and reasonable in light of the services provided by the Adviser.

        Based on these considerations, the Board of Trustees, including a separate vote of the Independent Trustees, unanimously approved the New Advisory Agreement and unanimously voted to recommend the New Advisory Agreement to shareholders for approval at the Annual Meeting.

                  The Fund is neither insured nor
                  guaranteed by the U.S. Government,
                  the FDIC, the Federal Reserve
                  Board or any other governmental
                  agency or insurer.

                  Must be accompanied or preceded
                  by a current prospectus.

                  For more information, please call
                  1-866-324-7348.

Item 2. Code of Ethics

        Not applicable.

Item 3. Audit Committee Financial Expert

        Not applicable

Item 4. Principal Accountant Fees and Services

        Not applicable

Item 5. Audit Committee of Listed Registrants

        Not applicable

Item 6. Schedule of Investments

        Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        On March 6, 2006, Russell C. Platt announced his resignation as Portfolio Manager of the Registrant. Concurrently, Geoffrey C. Hawkins announced his resignation as an Assistant Portfolio Manager of the Registrant. The remaining Portfolio Managers of the Registrant, Amitabh C. Godha and Charles Song, continue to have responsibility for the day-to-day management of the Registrant's investment portfolio and serve on the Investment Committee of the Registrant's investment adviser, Dividend Capital Investments LLC. The Investment Committee is charged with overall management of the Registrant's investment portfolio.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to Vote of Security Holders

        Not applicable.

Item 11—Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, and Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b)
There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable
(a)(2)	The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.
(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend Capital Realty Income Allocation Fund

By:	/s/ Thomas Florence Thomas I. Florence President (Principal Executive Officer)
Date:	June 5, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas Florence Thomas I. Florence President (Principal Executive Officer)
Date:	June 5, 2006
By:	/s/ Francis Gaffney Francis P. Gaffney Treasurer (Principal Financial Officer)
Date:	June 5, 2006

QuickLinks

March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
TABLE OF CONTENTS March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
SHAREHOLDER LETTER March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
INVESTMENT COMMENTARY March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
TOTAL RETURNS AND TRADING HISTORY March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
SECTOR PROFILES AS A PERCENT OF TOTAL INVESTMENTS(1) March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
TOP TEN HOLDINGS(1) AS A PERCENT OF TOTAL INVESTMENTS March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
STATEMENT OF INVESTMENTS March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
STATEMENT OF OPERATIONS For the six months ended March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
STATEMENT OF CHANGES IN NET ASSETS For the six months ended March 31, 2006 Dividend Capital Realty Income Allocation Fund
STATEMENT OF CASH FLOWS For the six months ended March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
FINANCIAL HIGHLIGHTS March 31, 2006 Dividend Capital Realty Income Allocation Fund
NOTES TO FINANCIAL STATEMENTS March 31, 2006 (Unaudited) Dividend Capital Realty Income Allocation Fund
DIVIDEND REINVESTMENT PLAN
FUND PROXY VOTING POLICIES & PROCEDURES
PORTFOLIO HOLDINGS
OTHER INFORMATION
RENEWAL OF INVESTMENT ADVISORY AGREEMENT
SIGNATURES